PROSPECTUS SUPPLEMENT

Global X Funds

SUPPLEMENT DATED NOVEMBER 5, 2010

TO THE PROSPECTUS DATED JULY 16, 2010

The following information supplements the information found in the prospectus for the Global X Funds.

The following funds are available for purchase:

Global X Lithium ETF (NYSE Arca, Inc: LIT)

Global X Uranium ETF (NYSE Arca, Inc: URA)

The following fund is not operational and unavailable for purchase:

Global X Aluminum ETF

The ticker symbol for the Global X Uranium ETF, URA, is added to the cover page and at the top of page 11.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE